UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - April 2, 2013

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 2, 2013, ALLETE, Inc. (the “Company”) issued and sold $150 million principal amount of the Company’s First Mortgage Bonds (the “Bonds”). The Bonds were sold in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, to certain institutional accredited investors in the private placement market. The Bonds were issued in three series as follows:

Issue Date	Maturity Date	Principal Amount	Interest Rate
April 2, 2013	April 15, 2018	$50 Million	1.83%
April 2, 2013	October 15, 2028	$40 Million	3.30%
April 2, 2013	October 15, 2043	$60 Million	4.21%

The terms of the Bonds were established in the Thirty-fourth Supplemental Indenture, dated as of April 1, 2013 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon, as corporate trustee, and Philip L. Watson, as co-trustee, to the Company’s utility mortgage. Interest on the Bonds is payable semi-annually on April 15 and October 15 of each year, commencing on October 15, 2013. The Company has the option to prepay all or a portion of the 1.83 percent Bonds at its discretion at any time, subject to a make-whole provision. The Company has the option to prepay all or a portion of the 3.30 percent Bonds at its discretion at any time prior to April 15, 2028, subject to a make-whole provision, and at any time on or after April 15, 2028, at par, including, in each case, accrued and unpaid interest. The Company also has the option to prepay all or a portion of the 4.21 percent Bonds at its discretion at any time prior to April 15, 2043, subject to a make-whole provision, and at any time on or after April 15, 2043, at par, including, in each case, accrued and unpaid interest. The Bonds are subject to additional terms and conditions of the Company’s utility mortgage. Proceeds from the sale of the Bonds will be used to fund utility capital investments, repay debt, and/or for general corporate purposes.

The description set forth above is qualified in its entirety by reference to the Supplemental Indenture which is attached hereto as Exhibit 4 and is incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

4	Thirty-fourth Supplemental Indenture, dated as of April 1, 2013, between the Company and The Bank of New York Mellon, as corporate trustee, and Philip L. Watson, as co-trustee.

Readers are cautioned that forward-looking statements should be read in conjunction with the Company’s disclosures under the heading “Forward-Looking Statements” located on page 2 of this Form 8-K.

ALLETE Form 8-K Dated April 2, 2013

Forward-Looking Statements

Statements in this report that are not statements of historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there can be no assurance that the expected results will be achieved. Any statements that express, or involve discussions as to, future expectations, risks, beliefs, plans, objectives, assumptions, events, uncertainties, financial performance, or growth strategies (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “likely,” “will continue,” “could,” “may,” “potential,” “target,” “outlook” or words of similar meaning) are not statements of historical facts and may be forward-looking.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause our actual results to differ materially from those indicated in forward-looking statements made by or on behalf of ALLETE in this Current Report on Form 8-K , in presentations, on our website, in response to questions or otherwise. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements that could cause our actual results to differ materially from those indicated in the forward-looking statements:

•	our ability to successfully implement our strategic objectives;

•
regulatory or legislative actions, including those of the United States Congress, state legislatures, the FERC, the MPUC, the PSCW, the NDPSC, the EPA and various state, local and county regulators, and city administrators, that impact our allowed rates of return, capital structure, ability to secure financing, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power, capital investments and other expenses, including present or prospective wholesale and retail competition and environmental matters;

•	our ability to manage expansion and integrate acquisitions;

•	our current and potential industrial and municipal customers’ ability to execute announced expansion plans;

•	the impacts on our Regulated Operations of climate change and future regulation to restrict the emissions of GHG;

•	effects of restructuring initiatives in the electric industry;

•	economic and geographic factors, including political and economic risks;

•	changes in and compliance with laws and regulations;

•	weather conditions, natural disasters and pandemic diseases;

•	war, acts of terrorism and cyber attacks;

•	wholesale power market conditions;

•	population growth rates and demographic patterns;

•	effects of competition, including competition for retail and wholesale customers;

•	zoning and permitting of land held for resale, real estate development or changes in the real estate market;

•	pricing, availability and transportation of fuel and other commodities and the ability to recover the costs of such commodities;

•	changes in tax rates or policies or in rates of inflation;

•	project delays or changes in project costs;

•	availability and management of construction materials and skilled construction labor for capital projects;

•	changes in operating expenses and capital expenditures;

•	global and domestic economic conditions affecting us or our customers;

•	our ability to access capital markets and bank financing;

•	changes in interest rates and the performance of the financial markets;

•	our ability to replace a mature workforce and retain qualified, skilled and experienced personnel; and

•	the outcome of legal and administrative proceedings (whether civil or criminal) and settlements.

Additional disclosures regarding factors that could cause our results or performance to differ from those anticipated by this report are discussed in Item 1A under the heading “Risk Factors” beginning on page 27 of our 2012 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can we assess the impact of each of these factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by us in this Current Report on Form 8-K and in our other reports filed with the SEC that attempt to identify the risks and uncertainties that may affect our business.

ALLETE Form 8-K Dated April 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

April 2, 2013	/s/ Donald W. Stellmaker
Donald W. Stellmaker
Vice President, Corporate Treasurer

ALLETE Form 8-K Dated April 2, 2013
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